Chapman and Cutler
                         111 West Monroe Street
                        Chicago, Illinois  60603

                              June 26, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-1004
Attn:  Filing Desk, Stop 1-4


     Re: Van Kampen American Capital Equity Opportunity Trust, Series 63 File No. 333-27491, CIK No. 1025209

Ladies/Gentlemen:

     Pursuant to the requirements of Rule 497(d) of the General Rules and Regulations of the Securities Act of 1933, we are submitting a supplement to the prospectus being used with respect to the above-mentioned series.

                                    Very truly yours,



                                    Chapman and Cutler

Attachment
Supplement to the Prospectus
Dated June 24, 1997
Van Kampen American Capital Equity Opportunity Trust, Series 63
China Consumer Opportunity Trust, Series 1

The following security is included in the subject Trust and certain information with respect thereto is hereby added to the "Trust
Portfolio" and "Portfolio" sections:

Shanghai Industrial Holdings Limited (HK Traded). Shanghai Industrial is majority owned by a holding company controlled by the Shanghai government. Shanghai Industrial is a conglomerate with significant consumer operations in that region, including fresh dairy and dairy products, automotive components manufacturing, shopping centers, "Double Happiness" brand cigarettes, pharmaceuticals, packaging and printing and a toll road.

2,000    Shanghai Industrial Holdings Limited    $5.59    $0.017

June 26, 1997